As filed with the Securities and Exchange Commission on December 19, 1997
                                                Registration No. 333-
   ------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8

                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                             Infodata Systems Inc.
   ------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Virginia                              16-0954695
   ---------------------------------     ----------------------------------
   (State or other jurisdiction of         (IRS Employer Identification
    incorporation or organization)                    Number)

        12150 Monument Drive, Suite 400, Fairfax, Virginia  22033
   ------------------------------------------------------------------------
       (Address of Principal Executive Offices including Zip Code)

    INFODATA SYSTEMS INC. STOCK OPTION PLAN FOR AMBIA CORPORATION EMPLOYEES
   ------------------------------------------------------------------------
                             (Full title of plan)

                               James Ungerleider
                            Chief Executive Officer
                             Infodata Systems Inc.
                        12150 Monument Drive, Suite 400
                            Fairfax, Virginia 22033
                                (703) 934-5205
   ------------------------------------------------------------------------
           (Name, address and telephone number of agent for service)

                                  Copies to:

                             Arthur H. Bill, Esq.
                        Freedman, Levy, Kroll & Simonds
                   1050 Connecticut Avenue, N.W. (Suite 825)
                            Washington, D.C. 20036

                        CALCULATION OF REGISTRATION FEE

 =============================================================================
                                                    Proposed
  Title Of                            Maximum       Maximum         Proposed
 Securities      Amount To Be        Offering       Aggregate       Amount of
   To Be         Registered          Price Per      Offering       Registration
 Registered          (1)             Share (2)      Price (2)          Fee
 -----------------------------------------------------------------------------
   Common
 Stock, $.03
  par value      35,000 shares        $11.25        $393,750         $119.32
 =============================================================================

(1)  Plus an  indeterminate  number  of shares  of  Common  Stock  that may be issuable by reason of stock splits, stock dividends or similar transactions in accordance with Rule 416 under the Securities Act of 1933.

(2) The amounts are based upon the average of the high and low prices for the Common Stock as reported on the NASDAQ SmallCap Market on December 12, 1997 and are used solely for the purpose of calculating the registration fee pursuant to paragraphs (c) and (h)(1) of Rule 457 under the Securities Act of 1933.


                                    PART I

                      INFORMATION REQUIRED IN PROSPECTUS


     The information called for in Part I of Form S-8 is not being filed with or included in this Form S-8 (by incorporation by reference or otherwise) in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC").


                                    PART II


              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          The following documents previously filed by Infodata Systems Inc. (the "Company") (SEC File No. 0-10416) with the SEC pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") or the Securities Act of 1933 are incorporated in this Registration Statement by reference and deemed to be a part hereof:

     1. The Company's Annual Report on Form 10-KSB for the year ended December 31, 1996.

     2. The Prospectus, dated December 18, 1997, contained in the Company's Registration Statement on Form SB-2 filed with the SEC on December 18, 1997.

     3. The Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30 and September 30, 1997.

     4. The Company's Current Report on Form 8-K dated July 22, 1997, as filed with the SEC on August 6, 1997, and amended by Form 8-K/A No. 1 filed with the SEC on October 6, 1997.

     5. The description of the Company's Common Stock, par value $.03 per share (the "Common Stock"), contained in the Company's Registration Statement on Form 10, as filed with the SEC on April 30, 1982, under the Exchange Act.

          In addition, all documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated in this Registration Statement by reference and to be a part hereof from the date of filing of such documents; PROVIDED, HOWEVER, that the documents enumerated above or subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act in each year during which the offering made by this Registration Statement is in effect prior to the filing with the SEC of the Company's Annual Report on Form 10-KSB covering such year shall not be deemed incorporated by reference in this Registration Statement and shall not be a part hereof from and after the filing of such Annual Report on Form 10-KSB.

          Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

          The Company hereby undertakes to provide without charge to each person who has received a copy of the prospectus to which this Registration Statement relates, upon the written or oral request of any such person, a copy of any or all the documents that have been or may be incorporated by reference into this Registration Statement, other than exhibits to such documents (unless such exhibits are incorporated therein by reference).

Item 4.   DESCRIPTION OF SECURITIES.

          Not Applicable.

Item 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not Applicable.

Item 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Article 10 ("Article 10") of Chapter 9 of Title 13.1 of the Code of Virginia (the "Virginia Code") provides a Virginia corporation with broad powers to indemnify its officers and directors in certain circumstances so long as the officer or director (i) conducted himself in good faith, (ii) reasonably believed that his conduct was in the best interests, or at least not opposed to the best interests, of the corporation and (iii) had no reasonable cause to believe that his conduct was unlawful; provided, however, that no indemnification shall be available in the event of or limit the liability of a director or officer for (i) any proceeding by or in the right of the corporation in which the director or officer was adjudged liable to the corporation; (ii) any transactions from which the director or officer derived an improper personal benefit; (iii) his willful misconduct; (iv) a knowing violation of the criminal law or of any federal or state securities law, including, without limitation, any claim of unlawful insider trading or manipulation of the market for any security; or (v) unlawful payment of dividends or other unlawful distributions.

          As permitted under Article 10 of the Virginia Code, Article 9 of the Company's Articles of Incorporation provides that:

               The directors and officers of the Corporation shall not be liable for any damages in any proceeding brought by or in the name of the Corporation or its shareholders unless the director or officer engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, including, without limitation, any claim of unlawful insider trading or manipulation of the market for any security.

Item 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not Applicable.

Item 8.   EXHIBITS.

 Exhibit
 Number          Description
 -------         -----------
 4(a)            Agreement  of Merger and Plan of  Reorganization  dated as of
                 July 22, 1997,  by and among  Infodata  Systems  Inc.,  AMBIA
                 Corporation,   Alan  Fisher  and  Razi  Mohiuddin,   Software
                 Partners,    Inc.   and   AMBIA    Acquisition    Corporation
                 (Incorporated  herein  by  reference  to  Exhibit  2  to  the
                 Registrant's  Current Report on Form 8-K dated July 22, 1997, filed with the SEC on August 6, 1997, as amended and filed on
                 Form 8-K/A, No. 1 on October 6, 1997).

 5               Legal opinion,  dated  December 19, 1997, of Freedman,  Levy,
                 Kroll & Simonds, counsel to the Company, as to the legality of shares offered.

 23(a)           Consent of Arthur Andersen LLP.

 23(b)           Consent of  Freedman,  Levy,  Kroll & Simonds.  (Included  in
                 Exhibit 5 hereto.)

 24 Power of Attorney. (Included on signature page of this Registration Statement.)

Item 9.   UNDERTAKINGS.

           1.    The Company hereby undertakes:

                 (a)   To file, during any period in which offers or sales are
           being  made,  a  post-effective   amendment  to  this  Registration
           Statement:

                       (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                       (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration
                 Statement (or the most recent post-effective amendment thereof) which, individually, or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                       (iii) To include any material  information with respect
                 to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

           PROVIDED, HOWEVER, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                 (b)   That,  for the  purpose of  determining  any  liability
           under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                 (c)   To   remove   from   registration   by   means   of   a
           post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           2. The Company hereby undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

           3. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been informed that in the opinion of the Securities Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on this 11th day of December, 1997

                                INFODATA SYSTEMS INC.


                                BY:/s/JAMES UNGERLEIDER
                                   --------------------
                                   James Ungerleider
                                   Chief Executive Officer


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints JAMES UNGERLEIDER and/or CHRISTOPHER P. DETTMAR his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment thereto has been signed below by the following persons in the capacities and on the dates indicated:

  Signature                          Title                           Date
  ---------                          -----                           ----
  RICHARD T. BUESCHEL                Chairman of the Board           December 11, 1997
  -------------------------
  Richard T. Bueschel


  ALAN S. FISHER                     Director                        December 11, 1997
  -------------------------
  Alan S. Fisher


  LAURENCE C. GLAZER                 Director                        December 11, 1997
  -------------------------
  Laurence C. Glazer


  HARRY KAPLOWITZ                    Executive Vice President        December 11, 1997
  -------------------------          and Director
  Harry Kaplowitz


                                       6


  ROBERT M. LEOPOLD                  Director                        December 11, 1997
  -------------------------
  Robert M. Leopold


                                     Director
  -------------------------
   Isaac M. Pollak


  MILLARD H. PRYOR, JR.              Director                        December 11, 1997
  -------------------------
  Millard H. Pryor, Jr.


  RICHARD M.  TWOREK                 Executive Vice President        December 11, 1997
  -------------------------          and Director
  Richard M. Tworek


  JAMES UNGERLEIDER                  Chief Executive Officer         December 11, 1997
  -------------------------           (Principal Executive Officer)
  James Ungerleider


  CHRISTOPHER P. DETTMAR             Chief Financial Officer         December 11, 1997
  -------------------------           (Principal Financial and
   Christopher P. Dettmar              Accounting Officer)

                                 EXHIBIT INDEX

 Exhibit
 Number          Description
 -------         -----------

 4(a)            Agreement  of Merger and Plan of  Reorganization  dated as of
                 July 22, 1997,  by and among  Infodata  Systems  Inc.,  AMBIA
                 Corporation,   Alan  Fisher  and  Razi  Mohiuddin,   Software
                 Partners,    Inc.,   and   AMBIA   Acquisition    Corporation
                 (Incorporated  herein  by  reference  to  Exhibit  2  to  the
                 Registrant's  Current Report on Form 8-K dated July 22, 1997, filed with the SEC on August 6, 1997, as amended and filed on
                 Form 8-K/A, No. 1 on October 6, 1997).

 5               Legal opinion,  dated  December 19, 1997, of Freedman,  Levy,
                 Kroll & Simonds, counsel to the Company, as to the legality of shares offered.

23(a)            Consent of Arthur Andersen LLP.

23(b)            Consent of  Freedman,  Levy,  Kroll & Simonds.  (Included  in
                 Exhibit 5 hereto.)

24 Power of Attorney. (Included on signature page of this Registration Statement.)


                                       8